UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 10, 2005


                                PROQUEST COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                      1-3246                     36-3580106
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)



         300 North Zeeb Road, Ann Arbor, Michigan                48103
         (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (734) 761-4700


/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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Item 1.01.        Entry into a Material Definitive Agreement
                  ------------------------------------------

I.       BONUS PAYMENTS UNDER THE 2003 PROQUEST STRATEGIC PERFORMANCE PLAN

On March 10, 2005, the Compensation Committee of the Board of Directors of ProQuest Company (the "Company") approved payment of annual cash incentive bonuses with respect to the 2004 fiscal year and a bonus range with respect to the 2005 fiscal year for the following executive officers of the Company as set forth below:



-------------------------------------------------------------------------------------------------------------------
Name of Officer            Position                  2004 Bonus Amount                     2005 Bonus Amount
---------------            --------                  -----------------                     -----------------

Alan Aldworth              President & CEO                    $443,594                   0 to 85% of base salary

Ronald Klausner            President I&L                      $175,000                   0 to 70% of base salary

Andy Wyszkowski            President PBS                      $135,000                   0 to 60% of base salary

Todd Buchardt              SVP & General Counsel              $112,892                   0 to 50% of base salary

Kevin Gregory              SVP & CFO                          $106,784                   0 to 50% of base salary

Linda Longo-Kazanova       SVP HR & Business                  $101,870
                           Optimization                                                  0 to 50% of base salary

Bruce Rhoades              SVP Strategy & Technology           $95,207                   0 to 50% of base salary

Alfred A. DeSeta           President K-12, ProQuest           $150,000
                           I&L                                                           0 to 60% of base salary


--------------------------------------------------------------------------------------------------------------------




The performance criteria for the bonuses payable to Messrs. Aldworth, Gregory, Buchardt and Rhodes and Ms. Longo-Kazanova was based on corporate revenue, cash flow, and earnings per share. The performance criteria for the bonuses payable to Messrs. Klausner and Wyszkowski was based on line of business revenue, cash flow, the successful completion of the Voyager acquisition (in the case of Mr. Klausner) and the successful divestiture of Powersports (in the case of Mr. Wyszkowski).

II.      CEO SALARY, PERQUISITES AND SEVERANCE ARRANGEMENT

On March 10, 2004, the Compensation Committee approved (i) an increase to Alan Aldworth's base salary from $625,000 to $675,000 retroactive to January 1, 2005,
(ii) employer paid financial counseling up to $7,500 per year, subject to a tax gross-up, (iii) an employer paid executive physical up to $10,000 per year, subject to a tax gross-up and (iv) a severance arrangement for Mr. Aldworth that would provide one times base pay in the form of salary continuation payments in the event that the Company terminates Mr. Aldworth's employment without cause.

III.     RESTRICTED STOCK GRANT

On March 10, 2005, the Compensation Committee approved the grant of 5,587 shares of restricted stock to Bruce Rhoades, the SVP Strategy & Technology of the Company, and 5,028 shares of restricted stock to Alfred DeSeta, the President K-12, ProQuest Information and Learning, under Section 6.4 of the 2003 ProQuest Company Strategic Performance Incentive Plan. The form of agreement to be used for grants of restricted stock under the Plan is attached as exhibit 10.3 to this filing, which is incorporated herein by reference.



ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

On March 10, 2004, the Company's Board of Directors appointed Randy Best to serve as a member of the Company's Board of Directors effective immediately. Mr. Best was the Chief Executive Officer, and held 34% of the common stock, of Voyager Expanded Learning, Inc. ("Voyager") immediately prior to the Company's acquisition of Voyager.

In connection with the Company's acquisition of Voyager, Mr. Best and the Company entered into a Consulting Agreement (the "Consulting Agreement") and a three year Non-Disclosure, Nonsolicitation and Non-Competition Agreement (the "Non-Competition Agreement"), both of which became effective on January 31, 2005. The Consulting Agreement requires that Mr. Best (a) actively participate with the Company and Voyager to retain and develop client and referral sources,
(b) actively participate in major sales calls at the federal, state, and district levels, (c) assist in the development of a "new account" strategy, (d) assist in the development of a government relations strategy at the federal and state level, (e) introduce and transition key contacts for Voyager's business and (f) perform transition and integration services related to the businesses of the Company and Voyager. As compensation for these services, Mr. Best is entitled to a payment of $40,000 per month for the first six months of the term and $26,666 per month for the last eighteen months of the term of the Consulting Agreement. The Company may terminate the Consulting Agreement upon 60 days' prior written notice.

The Non-Competition Agreement provides that Mr. Best will not disclose or use the confidential information of Voyager or the Company in any way, except on behalf of the Company or Voyager. Mr. Best also agreed that for three years after January 31, 2005, and for the term of the Consulting Agreement, that he would not, directly or indirectly, engage or participate in: (i) any capacity, anywhere in the United States, in any business that is competitive to the business operated by Voyager or in which Voyager has currently planned to engage; (ii) recruiting or soliciting any person to leave his or her employment with the Company or Voyager; and (iii) hiring or engaging any person who is or was an employee of Voyager from January 31, 2005 through and including the time of such hiring or engagement. In the agreement, Mr. Best acknowledged that Voyager is or plans to be engaged in the business of: (i) developing, marketing, and selling reading and math-related materials for use by students in grades K-12; and (ii) developing, marketing, and selling programs that are designed to enhance the ability of teachers and school districts to teach reading to students in grades K-12. The Non-Competition Agreement does not prevent Mr. Best from continuing his involvement with GlobalEd Holdings Ltd. and EdCollege, Inc. to the extent that those entities, or affiliates thereof, do not engage in the business of: (i) developing, marketing, or selling reading and math-related materials for use by students in grades K-12; (ii) developing, marketing, or selling any courses, products or services substantially similar to the "Reading for Understanding" and "Foundations of Reading" programs offered by Voyager as of January 31, 2005 to be used by administrators or teachers in grades K-12; and
(iii) developing, marketing, or selling programs for any reading based curriculum to those customers who are currently customers of VoyagerU, a division of Voyager.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  PROQUEST COMPANY


                                                  By: /s/  Todd W. Buchardt
                                                     ---------------------------
                                                           Todd W. Buchardt
                                                           Senior Vice President



Dated: March 16, 2005










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EXHIBIT INDEX



Exhibit Number             Description

10.1 Consulting Agreement between Randy Best and ProQuest Company dated December 13, 2005.

10.2 Non-Compete Agreement between Randy Best and ProQuest Company dated December 13, 2005.

10.3 Form of Restricted Stock Award Agreement for the 2003 ProQuest Company Strategic Performance Plan